Exhibit 99.1

[Letterhead of RubinBrown LLP]

Exhibit 16

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by the Isle of Capri Casinos, Inc. Retirement Trust and Savings Plan (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Isle of Capri Casinos, Inc. Retirement Trust and Savings Plan dated April 30, 2008.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ RubinBrown LLP

April 30, 2008